SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported) August 18, 1998


                       FIRST PALM BEACH BANCORP, INC.
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           (Exact name of registrant as specified in its charter)


  Delaware                        0-21942                    65-0418027
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 (State or other               (Commission              (IRS Employer
 jurisdiction of               File Number)             Identification No.)
 incorporation)


 450 South Australian Avenue
 West Palm Beach, Florida                                      33401
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  (Address of principal executive offices)                  (Zip Code)


                             (561) 655-8511
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          (Registrant's telephone number, including area code)


                             Not Applicable
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      (Former name or former address, if changed since last report)





 ITEM 5.  OTHER EVENTS.

           On August 18, First Palm Beach Bancorp, Inc., a Delaware corporation ("First Palm"), and Republic Security Financial Corporation, a Florida corporation ("Republic Security"), entered into Amendment No. 1, dated as of August 18, 1998 (the "Amendment"), to the Agreement and Plan of Merger, dated as of May 27, 1998, by and between First Palm and Republic Security (the "Merger Agreement"). The Amendment is filed herewith as
 Exhibit 2.1 and is incorporated by reference herein.

           Pursuant to and in accordance with the terms of the Merger Agreement, First Palm and Republic Security have entered into the Amendment in order to revise the Index Group and the weights attributed to each entity in such group to reflect the fact that two bank holding companies in the original Index Group (as defined in the Amendment) have entered into separate business combination transactions since the Starting Date (as defined in the Amendment).



 ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

 (c)  Exhibits

           2.1 Amendment No. 1, dated as of August 18, 1998, to the Agreement and Plan of Merger by and between Republic Security Financial Corporation and First Palm Beach Bancorp, Inc., dated as of May 27, 1998.



                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

 Dated: August 18, 1998


                          FIRST PALM BEACH BANCORP, INC.


                          By:  /s/Louis O. Davis, Jr.
                               ----------------------------------------
                               Name:  Louis O. Davis, Jr.
                               Title:  President and CEO




                               EXHIBIT INDEX



 Exhibit
 Number              Description
 -------             -----------
 2.1                 Amendment No. 1, dated as of August 18, 1998, to the
                     Agreement and Plan of Merger by and between Republic
                     Security Financial Corporation and First Palm Beach
                     Bancorp, Inc., dated as of May 27, 1998.